Exhibit 24
POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2014 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 3rd day of February, 2015.

/s/ LEWIS CHEW	/s/ RICHARD A. MESERVE
Lewis Chew	Richard A. Meserve
/s/ ANTHONY F. EARLEY, JR.	/s/ FORREST E. MILLER
Anthony F. Earley, Jr.	Forrest E. Miller
/s/ FRED J. FOWLER	/s/ ROSENDO G. PARRA
Fred J. Fowler	Rosendo G. Parra
/s/ MARYELLEN C. HERRINGER	/s/ BARBARA L. RAMBO
Maryellen C. Herringer	Barbara L. Rambo
/s/ RICHARD C. KELLY	/s/ BARRY LAWSON WILLIAMS
Richard C. Kelly	Barry Lawson Williams
/s/ ROGER H. KIMMEL
Roger H. Kimmel

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2014 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 3rd day of February, 2015.

/s/ LEWIS CHEW	/s/ ROGER H. KIMMEL
Lewis Chew	Roger H. Kimmel
/s/ ANTHONY F. EARLEY, JR.	/s/ RICHARD A. MESERVE
Anthony F. Earley, Jr.	Richard A. Meserve
/s/ FRED J. FOWLER	/s/ FORREST E. MILLER
Fred J. Fowler	Forrest E. Miller
/s/ MARYELLEN C. HERRINGER	/s/ ROSENDO G. PARRA
Maryellen C. Herringer	Rosendo G. Parra
/s/ CHRISTOPHER P. JOHNS	/s/ BARBARA L. RAMBO
Christopher P. Johns	Barbara L. Rambo
/s/ RICHARD C. KELLY	/s/ BARRY LAWSON WILLIAMS
Richard C. Kelly	Barry Lawson Williams